                                                        Exhibit 99.6
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE: Barbara J. Houser
---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                     Chief Financial Officer
---------------------------------------       ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE


Drew Keith                                              4/22/2002
---------------------------------------       ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE

PREPARER:


/s/ Jessica L. Wilson                              Chief Accounting Officer
---------------------------------------       ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE


Jessica L. Wilson                                       4/22/2002
---------------------------------------       ----------------------------------
PRINTED NAME OF PREPARER                                  DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------
                                                      MONTH           MONTH          MONTH
                                       SCHEDULE    ------------------------------------------
ASSETS                                  AMOUNT     January 2002   February 2002   March 2002
---------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH               $  299,835         ($335)    $         0    $         0
---------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                 $        0   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
3.    TOTAL CASH                      $  299,835         ($335)    $         0    $         0
---------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)       $  569,077   $   365,354     $   320,231    $   263,939
---------------------------------------------------------------------------------------------
5.    INVENTORY                       $4,135,448   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                $        0   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                $        0   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)             $   30,000   $ 2,515,515     $ 2,557,402    $ 2,602,401
---------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS            $5,034,360   $ 2,880,534     $ 2,877,633    $ 2,866,340
---------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT     $  474,012   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION/DEPLETION          $        0   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                       $  474,012   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS               $        0   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)      $        0   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)             $        0   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                    $5,508,372   $ 2,880,534     $ 2,877,633    $ 2,866,340
---------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                             $     5,953     $         0    $         0
---------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                $         0     $         0        ($4,546)
---------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                $         0     $         0    $         0
---------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                            $         0     $         0    $         0
---------------------------------------------------------------------------------------------
21.   SECURED DEBT                                 $         0     $         0    $         0
---------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                          $         0     $     3,052    $     3,125
---------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                  $     5,953     $     3,052        ($1,421)
---------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------
24.   SECURED DEBT                    $        0   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                   $   28,268   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                  $  493,554   $   522,197     $   522,197    $   522,197
---------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)             $        0   $         0     $         0    $         0
---------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES   $  521,822   $   522,197     $   522,197    $   522,197
---------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES               $  521,822   $   528,150     $   525,249    $   520,776
---------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                   $ 3,790,619     $ 3,790,619    $ 3,790,619
---------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                             ($1,438,235)    ($1,438,235)   ($1,445,055)
---------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                    $        0    $2,352,384     $ 2,352,384    $ 2,345,564
---------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                  $  521,822    $2,880,534     $ 2,877,633    $ 2,866,340
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------
                                             MONTH           MONTH          MONTH
                                          -----------------------------------------   QUARTER
REVENUES                                  January 2002   February 2002   March 2002    TOTAL
----------------------------------------------------------------------------------------------
1.    GROSS REVENUES                        $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS             $ 1,203        $  2,132       $ 11,000    $ 14,335
----------------------------------------------------------------------------------------------
3.    NET REVENUE                           ($1,203)       ($ 2,132)      ($11,000)   ($14,335)
----------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------
4.    MATERIAL                              ($7,675)       $      0       $      0    ($ 7,675)
----------------------------------------------------------------------------------------------
5.    DIRECT LABOR                          $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                       $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD              ($7,675)       $      0       $      0    ($ 7,675)
----------------------------------------------------------------------------------------------
8.    GROSS PROFIT                          $ 6,472        ($ 2,132)      ($11,000)   ($ 6,660)
----------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION          $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                   $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE              $     0        $      0       $    116    $    116
----------------------------------------------------------------------------------------------
12.   RENT & LEASE                          $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                   $ 6,472        ($ 2,132)      $      0    $  4,340
----------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES              $ 6,472        ($ 2,132)      $    116    $  4,456
----------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                      $     0        $      0       ($11,116)   ($11,116)
----------------------------------------------------------------------------------------------
OTHER  INCOME & EXPENSES
----------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)      $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)     $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                      $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
20.   AMORTIZATION                          $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                   $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES           $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                     $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                     $     0        $      0       $    250    $    250
----------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                   $     0        $      0       $      0    $      0
----------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES         $     0        $      0       $    250    $    250
----------------------------------------------------------------------------------------------
27.   INCOME TAX                            $     0        $      0       ($ 4,546)   ($ 4,546)
----------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                     $     0        $      0       ($ 6,820)   ($ 6,820)
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------------------------------------------------------
CASH RECEIPTS AND                           MONTH          MONTH          MONTH       QUARTER
                                        -----------------------------------------
DISBURSEMENTS                           January 2002   February 2002   March 2002      TOTAL
---------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH           $ 11,207        ($   335)     $      0    $  11,207
---------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------
2.    CASH SALES                          $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------
3.    PREPETITION                         $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
4.    POSTPETITION                        $ 76,407        $ 38,754      $ 45,674    $ 160,835
---------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS            $ 76,407        $ 38,754      $ 45,674    $ 160,835
---------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH  LIST)     $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                      $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                 ($87,949)       ($38,347)     ($45,625)   ($171,921)
---------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS        ($87,949)       ($38,347)     ($45,625)   ($171,921)
---------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                      ($11,542)       $    407      $     49    ($ 11,086)
---------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                ($   335)       $     72      $     49    $     121
---------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------
12.   NET PAYROLL                         $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                  $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID       $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES           $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
16.   UTILITIES                           $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
17.   INSURANCE                           $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                 $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                    $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
20.   TRAVEL                              $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                       $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE               $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
23.   SUPPLIES                            $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
24.   ADVERTISING                         $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
25.   OTHER (ATTACH  LIST)                $      0        $     72      $     49    $     121
---------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS       $      0        $     72      $     49    $     121
---------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                   $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                   $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                 $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES       $      0        $      0      $      0    $       0
---------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                 $      0        $     72      $     49    $     121
---------------------------------------------------------------------------------------------
32.   NET CASH FLOW                       ($11,542)       $    335      $      0    ($ 11,207)
---------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                 ($   335)       $      0      $      0    $       0
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------------------------------------------------
                                                      MONTH           MONTH         MONTH
                                        SCHEDULE   -----------------------------------------
ACCOUNTS  RECEIVABLE  AGING              AMOUNT    January 2002   February 2002   March 2002
--------------------------------------------------------------------------------------------
1.    0-30                                           $      0       ($   472)      $(11,057)
--------------------------------------------------------------------------------------------
2.    31-60                                          $ 29,199       $      0       $      0
--------------------------------------------------------------------------------------------
3.    61-90                                          $ 52,500       $ 20,007       $  7,180
--------------------------------------------------------------------------------------------
4.    91+                                            $283,655       $300,696       $267,816
--------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE            $0        $365,354       $320,231       $263,939
--------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE                $      0       $      0       $      0
--------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE  (NET)           $0        $365,354       $320,231       $263,939
--------------------------------------------------------------------------------------------

-----------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                MONTH: March 2002
---------------------------------------------------------------
                            0-30   31-60   61-90    91+
TAXES  PAYABLE              DAYS   DAYS     DAYS   DAYS   TOTAL
---------------------------------------------------------------
1.    FEDERAL                $0      $0      $0     $0      $0
---------------------------------------------------------------
2.    STATE                  $0      $0      $0     $0      $0
---------------------------------------------------------------
3.    LOCAL                  $0      $0      $0     $0      $0
---------------------------------------------------------------
4.    OTHER (ATTACH LIST)    $0      $0      $0     $0      $0
---------------------------------------------------------------
5.    TOTAL TAXES PAYABLE    $0      $0      $0     $0      $0
---------------------------------------------------------------

---------------------------------------------------------------
6.    ACCOUNTS PAYABLE       $0      $0      $0     $0      $0
---------------------------------------------------------------

----------------------------
STATUS OF POSTPETITION TAXES                            MONTH: March 2002
------------------------------------------------------------------------------
                                BEGINNING      AMOUNT                 ENDING
                                  TAX       WITHHELD AND/   AMOUNT      TAX
FEDERAL                        LIABILITY*     0R ACCRUED     PAID    LIABILITY
------------------------------------------------------------------------------
1.    WITHHOLDING**                $0             $0          $0        $0
------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**              $0             $0          $0        $0
------------------------------------------------------------------------------
3.    FICA-EMPLOYER**              $0             $0          $0        $0
------------------------------------------------------------------------------
4.    UNEMPLOYMENT                 $0             $0          $0        $0
------------------------------------------------------------------------------
5.    INCOME                       $0             $0          $0        $0
------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)          $0             $0          $0        $0
------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES          $0             $0          $0        $0
------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------
8.    WITHHOLDING                  $0             $0          $0        $0
------------------------------------------------------------------------------
9.    SALES                        $0             $0          $0        $0
------------------------------------------------------------------------------
10.   EXCISE                       $0             $0          $0        $0
------------------------------------------------------------------------------
11.   UNEMPLOYMENT                 $0             $0          $0        $0
------------------------------------------------------------------------------
12.   REAL PROPERTY                $0             $0          $0        $0
------------------------------------------------------------------------------
13.   PERSONAL PROPERTY            $0             $0          $0        $0
------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)          $0             $0          $0        $0
------------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL          $0             $0          $0        $0
------------------------------------------------------------------------------
16.   TOTAL TAXES                  $0             $0          $0        $0
------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: March 2002

-------------------------------------
BANK RECONCILIATIONS
                                           Account #1      Account #2   Account #3
-------------------------------------------------------------------------------------------
A.    BANK:                              Bank of America    Bank One
-------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                      15819-20089     1589845815                TOTAL
-------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                       Operating       Deposit
-------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT               $0              $0                     $0
-------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED         $0              $0                     $0
-------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS             $0              $0                     $0
-------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                  $0              $0                     $0
-------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS              $0              $0                     $0
-------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN       Account closed       N/A
-------------------------------------------------------------------------------------------

---------------------------
INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------
                                             DATE OF        TYPE OF     PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER                  PURCHASE      INSTRUMENT     PRICE      VALUE
-------------------------------------------------------------------------------------------
7.    N/A
-------------------------------------------------------------------------------------------
8.    N/A
-------------------------------------------------------------------------------------------
9.    N/A
-------------------------------------------------------------------------------------------
10.   N/A
-------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                    $0         $0
-------------------------------------------------------------------------------------------

-------------------------------
CASH
-------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                $0
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                       $0
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH:  March 2002

---------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------
                              INSIDERS
----------------------------------------------------------
                           TYPE OF     AMOUNT   TOTAL PAID
         NAME              PAYMENT      PAID     TO DATE
----------------------------------------------------------
1.    GREGG NIMMO       Reimbursment     $0      $ 34,674
----------------------------------------------------------
2.    GREGG NIMMO       Salary           $0      $120,979
----------------------------------------------------------
3.
----------------------------------------------------------
4.
----------------------------------------------------------
5.
----------------------------------------------------------
6.    TOTAL PAYMENTS
      TO  INSIDERS                       $0      $155,653
----------------------------------------------------------

----------------------------------------------------------------------------------------
                                        PROFESSIONALS
----------------------------------------------------------------------------------------
                           DATE OF COURT                                        TOTAL
                         ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
        NAME               PAYMENT           APPROVED    PAID      TO DATE    & UNPAID *
----------------------------------------------------------------------------------------
1.    N/A
----------------------------------------------------------------------------------------
2.    N/A
----------------------------------------------------------------------------------------
3.    N/A
----------------------------------------------------------------------------------------
4.    N/A
----------------------------------------------------------------------------------------
5.    N/A
----------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                          $0        $0         $0          $0
----------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
------------------------------------------------------------------------------

------------------------------------------------------
                    SCHEDULED   AMOUNTS
                     MONTHLY      PAID        TOTAL
                     PAYMENTS    DURING      UNPAID
NAME OF CREDITOR      DUE       MONTH    POSTPETITION
------------------------------------------------------
1.    N/A
------------------------------------------------------
2.    N/A
------------------------------------------------------
3.    N/A
------------------------------------------------------
4.    N/A
------------------------------------------------------
5.    N/A
------------------------------------------------------
6.    TOTAL            $0         $0          $0
------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: OK Turbines, Inc.                            ACCRUAL BASIS-7
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: March 2002

--------------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?            X
-----------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                      X
-----------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                X
-----------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                          X
-----------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                          X
-----------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                    X
-----------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                       X
-----------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                X
-----------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                      X
-----------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                     X
-----------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                               X
-----------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                 X
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------
INSURANCE
----------------------------------------------------------------------
                                                              YES   NO
----------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                  X
----------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
----------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------
                        INSTALLMENT PAYMENTS
--------------------------------------------------------------------------
          TYPE OF                                           PAYMENT AMOUNT
          POLICY                 CARRIER   PERIOD COVERED    & FREQUENCY
--------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------
CASE NAME: OK Turbines, Inc.                            FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42146-BJH-11                           ACCRUAL BASIS
---------------------------------------------

                                                        MONTH:  March 2002

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ACCRUAL BASIS     LINE                     FOOTNOTE / EXPLANATION
FORM NUMBER     NUMBER
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
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     3            12     All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
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                  13        42142) and allocated to the Company. Related payroll
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                            taxes are disbursed out of and reported at KH Charters.
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     6                   All Professional fees related to the Reorganization of the
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                            Company are disbursed out of Kitty Hawk, Inc. (Parent
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                            Company). Refer to Case # 400-42141
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     7                   All insurance plans related to the Company are carried
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                            at Kitty Hawk, Inc. (Parent Company). Refer to Case #
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                            400-42141.
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  General                All inventory and fixed assets were sold on 12/19/01.
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                         Operations have ceased.
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

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

CASE NAME: OK Turbines, Inc.

CASE NUMBER: 400-42146-BJH-11

Details of Other Items

ACCRUAL BASIS-1                                         March 2002

8.    OTHER (ATTACH LIST)                    $ 2,602,401 Reported
                                             -----------
           Intercompany Receivables            2,602,401
                                             -----------
                                               2,602,401 Detail
                                             -----------
                                                      -- Difference

22.   OTHER (ATTACH LIST)                          3,125 Reported
                                             -----------
           Accrued A/P                             3,125
                                             -----------
                                                   3,125 Detail
                                                      -- Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                     $  (45,625)Reported
                                             -----------
           Transfer to KH Inc                    (45,625)
                                             -----------
                                                 (45,625)Detail
                                             -----------
                                                      -- Difference

25.   OTHER (ATTACH LIST)                             49 Reported
                                             -----------
           Service Charge                             49
                                             -----------
                                                      49 Detail
                                             -----------
                                                      -- Difference